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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 22, 2001




                              ELOYALTY CORPORATION
             (Exact name of Registrant as specified in its charter)


          DELAWARE                       0-27972                 36-4304577
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

                           150 FIELD DRIVE, SUITE 250
                              LAKE FOREST, ILLINOIS                60045
                     (Address of Principal Executive Offices)    (Zip Code)


                                 (847) 582-7000
               Registrant's Telephone Number, Including Area Code



                          -----------------------------
          (Former name or former address, if changed since last report)








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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      None.


(b)      None.


(c)      Exhibits:


         99.1 Salomon Smith Barney IT Services Conference Presentation dated February 22, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

         eLoyalty is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is a textual copy of the materials presented by eLoyalty management at the Salomon Smith Barney IT Services Conference on Thursday, February 22, 2001. A replay of the live webcast of the presentation is available at the Investor Relations section of eLoyalty's Web site at www.eloyalty.com through midnight on March 24, 2001.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    eLOYALTY CORPORATION


Dated: February 23, 2001            By:  /s/ Timothy J. Cunningham
                                         ---------------------------------------
                                    Name:    Timothy J. Cunningham
                                    Title:   Senior Vice President and Chief
                                             Financial Officer











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                                  EXHIBIT INDEX


          Exhibit No.      Description


          99.1 Salomon Smith Barney IT Services Conference Presentation dated February 22, 2001.












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